                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-26145, 333-50143, 333-33165 and 333-88161.


/s/ ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
December 20, 2000